UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2008

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DUSKA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-33023	86-0982792
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

470 Nautilus Street, Suite 300, La Jolla, CA 92037

(Address of Principal Executive Office) (Zip Code)

(858) 551- 5700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Copies to:

Hank Gracin, Esq.
Lehman & Eilen, LLP
Suite 300, 20283 State Road 7Boca Raton, FL 33498
(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On February 28, 2008, the company issued 42,215 restricted shares of its common stock to its former law firm, Troy & Gould of Los Angeles, CA, in partial settlement of unpaid legal fees. Since the unregistered securities were issued to an accredited investor in a private transaction not involving a public offering, they were therefore exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.  The securities sold in the offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC.
(Registrant)

By:	/s/ Wayne Lorgus
Name:	Wayne Lorgus Chief Financial Officer
Title:

Date:  March 5, 2008